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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                    MARCH 3, 1997
                ------------------------------------------------
                Date of Report (Date of Earliest event reported)

                                ML BANCORP, INC.
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             (Exact name of registrant as specified in its charter)



                          COMMONWEALTH OF PENNSYLVANIA
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                 (State or other jurisdiction of incorporation)

                                      0-24358
                            ------------------------
                            (Commission File Number)

                                    23-2752439
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                       (IRS Employer Identification No.)

                               TWO ALDWYN CENTER
                          LANCASTER AVENUE & ROUTE 320
                         VILLANOVA, PENNSYLVANIA 19085
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                    (Address of principal executive offices)

                                  (610) 526-6200
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               Registrant's telephone number, including area code
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ITEM 5.  OTHER EVENTS

         The following text corrects and supersedes previously filed portions of ML Bancorp's Annual Report to Stockholders for the year ended March 31, 1996 (the "Annual Report"), which is included as Exhibit 13 to the Company's Form 10-K for such fiscal year:

                 The third sentence in the fourth paragraph under "Net Interest Income" on page 14 of the Annual Report is hereby amended to read as follows: "Additionally, the increase in total interest expense was caused by a $6.2 million or 24.0% increase in interest expense on deposits as the average balance of deposits increased by $53.7 million and the yield paid increased by 56 basis points, and a $4.7 million or 26.0% increase in interest expense on FHLB advances."

                 Each of "Earnings per common and common equivalent share" and "Earnings per common share - assuming full dilution" for the three months ended September 30, 1996, as reflected in the tabular presentation of the Company's quarterly results of operations on page 18 of the Annual Report, amounts to $0.44 per share.

         The following text corrects and supersedes previously filed portions of Item 2 of ML Bancorp's Form 10-Q for the quarterly period ended December 31, 1996:

                 The amortization related to stock benefit plans referred to in the second sentence under "Equity" on page 10 of the above-referenced Form 10-Q amounted to $2.1 million.

         The following text corrects and supersedes previously filed portions of the Company's definitive proxy statement, dated June 13, 1996, for the Company's 1996 Annual Meeting of Stockholders, which was incorporated by reference as Item 11 of the Company's Annual Report on Form 10-K for the year ended March 31, 1996:

                 The value of unexercisable stock options held at March 31, 1996 by Brian M. Hartline, as reflected in the tabular presentation on page 10 of the above-referenced proxy statement, amounts to $375,375.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ML BANCORP, INC.

                                      /s/ Brian M. Hartline
                                     ---------------------------------------
                                     By:  Brian M. Hartline
                                          Senior Vice President,
                                             Chief Financial Officer,
                                             Secretary and Treasurer
                                          (principal financial officer)

Date:  March 3, 1997





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